Filed Pursuant to 497(a)

File No 333-187570

Rule 482ad

KCAP Financial, Inc. Prices Public Offering of Common Stock

NEW YORK, October 7, 2014 (GLOBE NEWSWIRE) -- KCAP Financial, Inc. (Nasdaq: KCAP) (“KCAP”) today announced that it priced a public offering of 3.0 million shares of its common stock. On October 6, 2014, the last reported sales price of KCAP’s common stock on The NASDAQ Global Select Market was $8.59 per share. KCAP has also granted the underwriter for the offering an option to purchase up to an additional 450,000 shares of its common stock.

KCAP intends to use the net proceeds of this public offering for general corporate purposes, which includes investing in portfolio companies and collateralized loan obligation funds in accordance with its investment objective and strategies.

JMP Securities LLC is acting as sole book-running manager for the offering.

The offering is being made pursuant to KCAP’s existing effective shelf registration statement on Form N-2 previously filed with the Securities and Exchange Commission. The offering will be made only by means of a prospectus supplement and accompanying prospectus, copies of which, when available, may be obtained from: JMP Securities LLC, 600 Montgomery Street, Suite 1100, San Francisco, CA 94111, or tel: 415-835-8985. Investors are advised to carefully consider the investment objective, risks and charges and expenses of KCAP before investing. The prospectus supplement and accompanying prospectus contain a description of these matters and other important information about KCAP and should be read carefully before investing.

This press release does not constitute an offer to sell any securities of KCAP Financial, Inc. and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

About KCAP Financial, Inc.

KCAP Financial, Inc. is a publicly traded, internally managed business development company. KCAP Financial, Inc.’s middle market investment business originates, structures, finances and manages a portfolio of term loans, mezzanine investments and selected equity securities in middle market companies. Its wholly owned portfolio companies, Katonah Debt Advisors, L.L.C. and Trimaran Advisors, L.L.C., manage collateralized debt obligation funds that invest in broadly syndicated corporate term loans, high-yield bonds and other credit instruments.

Forward-Looking Statements

This press release contains certain forward-looking statements, including statements with regard to KCAP Financial Inc.'s securities offering and the anticipated use of the net proceeds of the offering. Words such as “believes,” “expects,” “projects,” “anticipates,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions and no assurance can be given that the securities offering discussed above will be consummated on the terms described or at all. Completion of the securities offering and the terms thereof are subject to numerous factors, many of which are beyond the control of KCAP Financial, Inc., including, without limitation, market conditions, changes in interest rates, failure of customary closing conditions and other matters set forth in KCAP Financial, Inc.’s prospectus supplement and accompanying prospectus. KCAP Financial, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT:

Investor Relations

Jamie Lillis

jlillis@soleburyir.com

(203) 428-3223